                                                             EXHIBIT 99.1


              Certification of Chief Executive Officer pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                               Section  906 of the
                          Sarbanes - Oxley Act of 2002



        I, Leonard A. Rosenbaum, President, Chief Executive Officer and Director of CVD Equipment Corporation certify that:

        1. I have reviewed this annual report on Form 10-KSB of CVD Equipment Corporation (the "Registrant");

        2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

        3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.




        Dated: March 28, 2003

           /s/ Leonard A. Rosenbaum
        ----------------------------------------
        President, Chief Executive Officer and Director

                                                             EXHIBIT 99.2


              Certification of Chief Financial Officer pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                               Section  906 of the
                          Sarbanes - Oxley Act of 2002



        I, Sharon Canese, Chief Financial Officer and Secretary of CVD Equipment Corporation certify that:

        1. I have reviewed this annual report on Form 10-KSB of CVD Equipment Corporation (the "Registrant");

        2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

        3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.




        Dated: March 28, 2003

           /s/ Sharon Canese
        ----------------------------------------
         Chief Financial Officer and Secretary